Description of Business	12 Months Ended
Dec. 31, 2011
Description of Business [Abstract]
Description of Business

(1) Description of Business

First Potomac Realty Trust (the “Company”) is a leader in the ownership, management, development and redevelopment of office and industrial properties in the greater Washington, D.C. region. The Company separates its properties into four distinct segments, which it refers to as the Washington, D.C., Maryland, Northern Virginia and Southern Virginia reporting segments. The Company strategically focuses on acquiring and redeveloping properties that it believes can benefit from its intensive property management and seeks to reposition these properties to increase their profitability and value. The Company’s portfolio contains a mix of single-tenant and multi-tenant office and industrial properties as well as business parks. Office properties are single-story and multi-story buildings that are used primarily for office use; business parks contain buildings with office features combined with some industrial property space; and industrial properties generally are used as warehouse, distribution or manufacturing facilities.

References in these consolidated financial statements to “we,” “our” or “First Potomac,” refer to the Company and its subsidiaries, on a consolidated basis, unless the context indicates otherwise.

The Company conducts its business through First Potomac Realty Investment Limited Partnership, the Company’s operating partnership (the “Operating Partnership”). The Company is the sole general partner of, and, as of December 31, 2011, owned a 94.5% interest in, the Operating Partnership. The remaining interests in the Operating Partnership, which are presented as noncontrolling interests in the Operating Partnership in the accompanying consolidated financial statements, are limited partnership interests, some of which are owned by several of the Company’s executive officers and trustees who contributed properties and other assets to the Company upon its formation, and other unrelated parties.

At December 31, 2011, the Company wholly-owned or had a controlling interest in properties totaling 13.9 million square feet and had a noncontrolling ownership interest in properties totaling an additional 1.0 million square feet through six unconsolidated joint ventures. The Company also owned land that can accommodate approximately 2.4 million square feet of additional development. The Company’s consolidated properties were 81.8% occupied by 608 tenants. Excluding the Company’s fourth quarter 2010 acquisitions of Atlantic Corporate Park, which was vacant at acquisition, and Redland Corporate Center II, which was 99% vacant at acquisition, the Company’s consolidated portfolio was 84.0% occupied at December 31, 2011. The Company does not include square footage that is in development or redevelopment in its occupancy calculation, which totaled 0.6 million square feet at December 31, 2011. The Company derives substantially all of its revenue from leases of space within its properties. As of December 31, 2011, the Company’s largest tenant was the U.S. Government, which along with government contractors, accounted for over 25% of the Company’s total annualized base rent. The U.S. Government also accounted for approximately 34% of the Company’s outstanding accounts receivables at December 31, 2011. The Company operates so as to qualify as a real estate investment trust (“REIT”) for federal income tax purposes.

For the year ended December 31, 2011, the Company had consolidated total revenues of $171.2 million and consolidated total assets of $1.7 billion. Financial information related to the Company’s four reporting segments is set forth in footnote 18, Segment Information, to the Company’s consolidated financial statements.